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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

                         SUPPLEMENT DATED APRIL 28, 2008
                                       TO
                        PROSPECTUSES DATED APRIL 28, 2008

This Supplement is intended to supplement prospectuses dated April 28, 2008 for certain variable annuity contracts entitled "VENTURE VARIABLE ANNUITY," "VENTURE VANTAGE VARIABLE ANNUITY," "VENTURE III VARIABLE ANNUITY" or "VENTURE VISION VARIABLE ANNUITY" issued on and after April 28, 2008 by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) or JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("we," "us," "our") and distributed through an authorized representative of the selling firm that offers the Contracts to you. This Supplement revises information contained in the prospectuses about the Maturity Date provision in the Contracts.

You should read this Supplement together with the Prospectus for the Contract you purchase, and retain both documents for future reference. If you would like another copy of the Prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York state, 1-800-551-2078 to request a free copy. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Prospectus.

MATURITY DATE

We replace the first and second paragraphs in the "Pay-out Period Provisions - - General" section of the Prospectus for the Contract you purchase with the following:

General

You have a choice of several different ways of receiving annuity benefit payments from us.

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than Maturity Date specified in the Contract, or a later date if we consent to the change.

You cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if you bought a Contract through an authorized representative of the selling firm that offers the Contracts to you, and that Contact is either:

- a Non-Qualified Contract (i.e., a Contract which is not issued under a Qualified Plan), or

- a Qualified Contract (i.e., a Contract issued under a Qualified Plan) unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

You cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if you bought a Non-Qualified Contract (i.e., a Contract which is not issued under a Qualified
Plan) through an authorized representative of the selling firm that offers the Contracts to you. Annuity Commencement Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Distributions may be required from Qualified Contracts before the Maturity Date.


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Once we begin paying annuity benefits, certain other benefits under the
Contracts cease. For example, the death benefit under your Contract, if any, will not be the same as the death benefit in effect before the Annuity Commencement Date. (See "Death Benefit during Pay-out Period.") If you have selected a living benefit Rider such as the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns optional benefit Rider, the commencement of annuity payout benefits terminates the Rider, including any Bonuses or Step-ups provided by the Rider. You may, however, select an annuity option that will be based on certain guaranteed amounts under these Riders on the Maturity Date, as described in the Annuity Options section.

                         SUPPLEMENT DATED APRIL 28, 2008

0408: 333-71072 333-138846
      333-70728 033-79112
      333-70850 333-83558
      333-71074 333-61283


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